                                                                   EXHIBIT 10.25




                               September 25, 1997



Terry L. Theye
President and Chief Executive Officer
Universal Document Management Systems, Inc.
8805 Governor's Hill Drive, Suite 100
Cincinnati, OH  45249

Dear Mr. Theye:

         Universal Document Management Systems, Inc. ("UDMS") is in the process of acquiring the following companies (the "Acquired Companies"):

                  Access Corporation based in Cincinnati, Ohio
           Applied Software Technology, Inc. based in Atlanta, Georgia
             AVCOM Technologies, Inc. based in Sunnyvale, California
              CADD Microsystems, Inc. based in Alexandria, Virginia
              Computers for Design, Inc. based in Denver, Colorado
                Devtron, Russell Inc. based in Gladwin, Michigan
             DTI Technologies, Inc. based in Bedford, New Hampshire
               Mid-West CAD, Inc. based in Lee's Summit, Missouri
          Synergis Technologies, Inc. based in Quakertown, Pennsylvania
                Technical Software, Inc. based in Cleveland, Ohio

         You have requested that Autodesk, Inc. ("Autodesk") consent to the Acquired Companies' assignment of their rights and delegation of their duties to UDMS under the Autodesk Authorized Dealer Agreements between Autodesk and the Acquired companies effective February 1, 1997 and all other Agreements of whatever nature between Autodesk or Softdesk, Inc. on the one hand and the Acquired Companies on the other (the "Agreements").

         Autodesk hereby consents to the Acquired Companies' assignment of their rights and delegation of their duties under the Agreements to UDMS as successor in interest to the Acquired Companies effective at the time of the acquisition of the Acquired Companies by UDMS, subject to the following conditions:

         1. That UDMS expressly assume all of the Acquired Companies' duties under the Agreements and agree to be bound by each of the Agreements in its entirety.

         2. That if for any reason the acquisition of the Acquired Companies, or the acquisition of any of the Acquired Companies, by UDMS shall not be consummated, this consent shall be null and void ab initio as to the Agreement or Agreements with such Acquired Company or Acquired Companies.

         This consent to assignment shall be effective when signed by all parties and shall in all respects be governed by and interpreted in accordance with the laws of the State of California (excluding rules regarding conflicts of law). The parties hereby submit to the personal jurisdiction of and venue in the Superior Court of the State of California, County of Marin, and the United States District Court for the Northern District of California in San Francisco.

         Enclosed are twelve originally executed copies of this letter, please return one signed original to me, retain one signed original for your records and a signed copy should be retained by each of the Acquired Companies.

                                        AUTODESK, INC.


                                       By:
                                              ----------------------------------
                                              Marcia K. Sterling, Vice President

         Each of the Acquired Companies hereby agrees to the terms and conditions under which Autodesk has granted its consent.


                                       Access Corporation



                                       By:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------
                                       Date:
                                              ----------------------------------


                                       Applied Software Technology, Inc.



                                       By:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------
                                       Date:
                                              ----------------------------------


                                       AVCOM Technologies, Inc.



                                       By:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------
                                       Date:
                                              ----------------------------------

                                       CADD Microsystems, Inc.



                                       By:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------
                                       Date:
                                              ----------------------------------


                                       Computers for Design, Inc.



                                       By:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------
                                       Date:
                                              ----------------------------------


                                       Devtron, Russell Inc.



                                       By:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------
                                       Date:
                                              ----------------------------------


                                       DTI Technologies, Inc.



                                       By:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------
                                       Date:
                                              ----------------------------------


                                       Mid-West CAD, Inc.



                                       By:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------
                                       Date:
                                              ----------------------------------

                                       Synergis Technologies, Inc.



                                       By:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------
                                       Date:
                                              ----------------------------------


                                       Technical Software, Inc.



                                       By:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------
                                       Date:
                                              ----------------------------------



         UDMS hereby expressly assumes all of the Acquired Companies' duties under the Agreements and agrees to be bound by each of the Agreements in its entirety, and otherwise agrees to the terms and conditions under which Autodesk has granted its consent.

                                       UNIVERSAL DOCUMENT MANAGEMENT SYSTEMS,
                                       INC.



                                       By:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------